UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2020
____________________

REKOR SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38338	81-5266334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7172 Columbia Gateway Drive, Suite 400, Columbia, MD 21046
(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code: (410) 762-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	REKR	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01
Entry into a Material Definitive Agreement.

First Amendment to Note Purchase Agreement

As previously disclosed on the Current Report on Form 8-K (“Current Report”) filed by Rekor Systems, Inc., a Delaware corporation (the “Company”), filed with the Securities and Exchange Commission (the “SEC”) on March 18, 2019, the Company entered into that certain Note Purchase Agreement (the “Note Purchase Agreement”), by and among the Company, the Company’s guarantors from time to time party thereto (together with the Company, the “Credit Parties”), the purchasers from time to time party thereto (the “Purchasers”) and U.S. Bank National Association as paying agent and collateral agent (in such capacity, the “Agent”).

On March 26, 2020, the Company entered into a First Amendment to Note Purchase Agreement (the “Note Amendment”), by and among the Credit Parties, the Purchasers and the Agent. Pursuant to the terms of the Note Amendment, the maturity date for the notes issued under the Note Purchase Agreement has been extended from March 11, 2021 to June 12, 2021, unless earlier accelerated pursuant to the terms of the Note Purchase Agreement.

Limited Waiver

Concurrently with entry into the Note Amendment, on March 26, 2020, the Company entered into a Limited Waiver to the Note Purchase Agreement (the “Limited Waiver”), pursuant to which the undersigned Purchasers agreed to waive as a specified event of default the Company’s failure to maintain a fixed charge coverage ratio of at least 2.00:1.00 for the twelve month period ending May 31, 2020.

The foregoing description of the Note Amendment and the Limited Waiver is only a summary, and is qualified in its entirety by reference to the full text of the Note Amendment and the Limited Waiver, which are filed as Exhibits 10.1 and 10.2 hereto, and are incorporated herein by reference.

Item 2.03
Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above in Item 1.01 is incorporated by reference herein.

Item 9.01.
Financial Statements and Exhibits

(d) Exhibits.

The following exhibit is filed herewith:

ExhibitNumber	Description
10.1	First Amendment to Note Purchase Agreement, dated March 26, 2020, by and among the Company, the Purchasers from time to time party thereto and the Agent.
10.2	Limited Waiver, dated as of March 26, 2020, by and among the Company and the undersigned Purchasers.
10.3
Note Purchase Agreement, dated as of March 13, 2019, by and among the Credit Parties, the Purchasers from time to time party thereto and the Agent (incorporated by reference to Exhibit 4.3 to the Current Report on Form 8-K as filed with the Securities and Exchange Commission on March 18, 2019).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REKOR SYSTEMS, INC.

Date: March 26, 2020	/s/ Robert A. Berman
Name: Robert A. Berman Title: President and Chief Executive Officer